Exhibit 99.3
Last Updated 2/1/2006
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2005

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$27	$64	$61	$18	$170	$(30)
2	Pinnacle West Energy	(21)	12	(71)	(6)	(85)	(27)
3	APS Energy Services	(3)	1	—	(3)	(6)	(9)
4	SunCor	9	11	6	13	39	(2)
5	El Dorado	(1)	—	—	—	(2)	(35)
6	Parent Company	19	(3)	89	2	107	79

7	Income From Continuing Operations	30	85	85	24	223	(24)

8	Loss From Discontinued Operations — Net of Tax	(6)	(58)	19	(3)	(47)	(43)
9	Cumulative Effect of Change in Accounting — Net of Tax	—	—	—	—	—	—

10	Net Income	$24	$27	$104	$21	$176	$(67)

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

11	Arizona Public Service	$0.30	$0.66	$0.62	$0.19	$1.77	$(0.41)
12	Pinnacle West Energy	(0.23)	0.13	(0.72)	(0.06)	(0.89)	(0.26)
13	APS Energy Services	(0.04)	0.01	—	(0.04)	(0.06)	(0.09)
14	SunCor	0.09	0.11	0.07	0.13	0.40	(0.05)
15	El Dorado	(0.01)	—	(0.01)	(0.01)	(0.02)	(0.38)
16	Parent Company	0.21	(0.03)	0.90	0.03	1.11	0.81

17	Income From Continuing Operations	0.32	0.88	0.86	0.24	2.31	(0.38)

18	Loss From Discontinued Operations — Net of Tax	(0.05)	(0.60)	0.19	(0.02)	(0.49)	(0.46)
19	Cumulative Effect of Change in Accounting — Net of Tax	—	—	—	—	—	—

20	Net Income	$0.27	$0.28	$1.05	$0.22	$1.82	$(0.84)

21	BOOK VALUE PER SHARE	$32.50	$32.89	$35.81	$34.80 *	$34.80 *	$2.66

	COMMON SHARES OUTSTANDING (Thousands)
22	Average — Diluted	92,045	96,299	98,816	99,050	96,590	5,058
23	End of Period	92,103	98,442	98,881	99,057	99,057	7,264

*	Estimate

See Glossary of Terms.	Page 8 of 31

Last Updated 2/1/2006
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2005

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
24	Residential	$190	$268	$414	$208	$1,080	$96
25	Business	209	281	308	242	1,040	61

26	Total retail	399	549	722	450	2,120	157
	Wholesale revenue on delivered electricity
27	Traditional contracts	3	5	9	6	23	7
28	Off-system sales	—	12	8	20	40	40
29	Transmission for others	7	7	7	5	26	(6)
30	Other miscellaneous services	7	7	7	7	28	4

31	Total regulated electricity	416	580	753	488	2,237	202

	MARKETING AND TRADING SEGMENT
32	Electricity and other commodity sales	89	71	107	84	352	(49)

33	Total operating electric revenues	$505	$651	$860	$572	$2,589	$153

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
34	Residential	2,367	2,889	4,449	2,519	12,224	696
35	Business	3,042	3,684	4,100	3,427	14,254	428

36	Total retail	5,409	6,573	8,549	5,946	26,478	1,124
	Wholesale electricity delivered
37	Traditional contracts	155	200	269	227	850	140
38	Off-system sales	—	598	212	526	1,336	1,336
39	Retail load hedge management	750	702	1,026	532	3,010	278

40	Total regulated electricity	6,314	8,073	10,056	7,231	31,674	2,878

	MARKETING AND TRADING SEGMENT
41	Wholesale sales of electricity	6,060	5,009	7,263	5,239	23,571	(6,611)

42	Total electric sales	12,374	13,082	17,319	12,470	55,245	(3,733)

See Glossary of Terms.	Page 9 of 31

Last Updated 2/1/2006
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2005

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	POWER SUPPLY ADJUSTOR (“PSA”) — REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

43	Deferred fuel and purchased power regulatory asset — beginning balance	$—	$—	$38	143	$—	$—
44	Deferred fuel and purchased power costs — current period	—	38	104	29	171	171
45	Interest on deferred fuel	—	—	1	1	2	2
46	Amounts recovered through revenues	—	—	—	—	—	—

47	Deferred fuel and purchased power regulatory asset — ending balance	$—	$38	$143	$173	$173	$173

	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components
48	Electricity and other commodity sales, realized (a)	$12	$18	$3	$22	$56	$(7)
49	Mark-to-market reversals on realized sales (b)	(3)	(8)	3	(17)	(16)	(10)
50	Change in mark-to-market value of forward sales	10	3	14	1	19	(4)

51	Total gross margin	$19	$13	$20	$6	$59	$(21)

	By Pinnacle West Entity

52	Parent company marketing and trading division	$21	$6	$26	$5	$59	$15
53	APS	(4)	3	(8)	3	(6)	(1)
54	Pinnacle West Energy	5	—	—	—	5	(22)
55	APS Energy Services	(3)	4	2	(2)	1	(13)

56	Total gross margin	$19	$13	$20	$6	$59	$(21)

Future Marketing and Trading Mark-to-Market Realization
As of December 31, 2005, Pinnacle West had accumulated net mark-to-market gains of $45 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2006, $14 million; 2007, $20 million; and thereafter, $11 million.

(a)	Net effect on pretax gross margin from realization of prior-period mark-to-market included in line 48 and in line 49 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 48 are included in line 49. For example, line 49 shows that a prior-period mark-to-market gain of $17 million was transferred to “realized” for the fourth quarter of 2005. A $17 million realized gain is included in the $22 million on line 48 for the fourth quarter of 2005.

(b)	Quarterly amounts do not total to annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.	Page 10 of 31

Last Updated 2/1/2006
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2005

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
57	Residential	889,967	888,509	895,789	911,623	896,472	37,403
58	Business	109,772	110,658	111,648	112,569	111,168	4,053

59	Total	999,739	999,167	1,007,437	1,024,192	1,007,640	41,456
60	Wholesale customers	81	76	78	77	78	(3)

61	Total customers	999,820	999,243	1,007,515	1,024,269	1,007,718	41,453

62	Customer growth (% over prior year)	4.0%	4.2%	4.5%	4.5%	4.3%	0.6%

	RETAIL SALES (GWH) — WEATHER NORMALIZED

63	Residential	2,430	2,903	4,445	2,525	12,304	600
64	Business	3,058	3,693	4,119	3,414	14,285	415

65	Total	5,488	6,596	8,564	5,939	26,589	1,015

	RETAIL USAGE (KWh/Average Customer)

66	Residential	2,660	3,252	4,967	2,763	13,636	218
67	Business	27,712	33,292	36,723	30,444	128,212	(1,180)

	RETAIL USAGE — WEATHER NORMALIZED (KWh/Average Customer)

68	Residential	2,730	3,268	4,963	2,770	13,724	100
69	Business	27,860	33,374	36,897	30,328	128,498	(997)

	ELECTRICITY DEMAND (MW)

70	System peak demand	3,997	6,458	7,000	5,169	7,000	598

See Glossary of Terms.	Page 11 of 31

Last Updated 2/1/2006
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2005

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY SOURCES (GWH)

	Generation production
71	Nuclear	2,247	1,619	2,147	1,496	7,509	(675)
72	Coal	2,940	3,088	3,574	3,459	13,061	395
73	Gas, oil and other	1,127	2,074	3,018	1,483	7,702	2,375

74	Total generation production	6,314	6,781	8,739	6,438	28,272	2,095

	Purchased power
75	Firm load	586	880	1,589	402	3,474	(851)
76	Marketing and trading	5,832	5,984	7,795	6,102	25,713	(4,479)

77	Total purchased power	6,418	6,864	9,384	6,504	29,187	(5,330)

78	Total energy sources	12,732	13,645	18,123	12,942	57,459	(3,235)

	POWER PLANT PERFORMANCE

	Capacity Factors
79	Nuclear	94%	67%	88%	61%	77%	(7)%
80	Coal	80%	83%	95%	92%	87%	3%
81	Gas, oil and other	17%	27%	40%	19%	26%	8%
82	System average	49%	49%	63%	46%	52%	1%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day)
83	Nuclear	52	329	107	419	227	66
84	Coal	195	244	57	103	150	43
85	Gas	212	164	140	226	186	144

86	Total	459	737	304	748	563	253

See Glossary of Terms.	Page 12 of 31

Last Updated 2/1/2006
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2005

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
87	Palo Verde	$49.74	$53.33	$78.94	$83.58	$66.40	$17.10
88	SP15	$55.70	$55.19	$83.21	$97.65	$72.94	$17.74
	Off-Peak
89	Palo Verde	$37.04	$33.03	$52.35	$67.79	$47.55	$12.81
90	SP15	$40.96	$34.73	$56.08	$76.45	$52.06	$13.44

	WEATHER INDICATORS

	Actual
91	Cooling degree-days	34	1,538	2,583	508	4,663	(31)
92	Heating degree-days	457	1	—	308	766	(219)
93	Average humidity	56%	20%	29%	30%	34%	2%
	10-Year Averages
94	Cooling degree-days	80	1,491	2,540	420	4,531	—
95	Heating degree-days	521	36	—	415	972	—
96	Average humidity	43%	24%	33%	40%	35%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b) (d)
97	Single-family	10,356	12,013	11,577	6,131	40,077	(4,545)
98	Multi-family	1,741	1,645	2,360	1,398	7,144	919

99	Total	12,097	13,658	13,937	7,529	47,221	(3,626)

	Arizona Job Growth (c) (d)
100	Payroll job growth (% over prior year)	4.1%	3.9%	4.8%	4.1%	4.1%	0.8%
101	Unemployment rate (%, seasonally adjusted)	4.4%	4.7%	4.2%	4.9%	4.7%	(0.3)%

Sources:

(a)	Average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

(d)	Economic indicators reflect latest available data through periods ended November 30, 2005.

See Glossary of Terms.	Page 13 of 31